                               AMENDMENT NO. 7 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                       METROPOLITAN LIFE INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of April 28, 2008, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 7 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 7 to be signed in duplicate counterparts as of the date first above written.


METROPOLITAN LIFE INSURANCE COMPANY


By:      [Illegible Signature]
         ---------------------------

Title:   AVP & Actuary
         ---------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      [Illegible Signature]
         ---------------------------

Title:   President
         ---------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1, 2004

C.   Reinsured Contracts:

          METROPOLITAN LIFE INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          Preference Plus Select Variable Annuity - All Share Classes

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------
          Standard Death Benefit - Fifth Year Step-up: Form ML-535 (07/01) Optional Death Benefit - Annual Step-Up: Form ML-550 (07/01)
          Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup: Form ML-540(07/01)
          Additional Death Benefit - Earnings Preservation Benefit (EPB): ML-570 (07/01) Enhanced Death Benefit - Form ML-640-1 (4/08)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------
          Guaranteed Minimum Income Benefit Form ML-560 (07/01)
          Guaranteed  Minimum Income Benefit II Form ML-560-1 (03/03)
          Guaranteed   Minimum  Income  Benefit  Plus:  Form  ML-560-2 (05/05)
          Guaranteed Minimum Income Benefit Plus: Form ML-560-4 (4/08)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------
          Guaranteed Withdrawal Benefit: Form ML-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form ML-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form ML-690-3 (6/06)
          Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form ML-690-4 (4/08)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------
          Guaranteed Minimum Accumulation Benefit: Form ML-670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A. GMDB PROGRAM

                                                                            REINSURANCE PREMIUM
       GMDB PROGRAM                           PRODUCTS COVERED                (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
Fifth Year Step-up                             All Products                        10.00
Annual Step-up                 Plan Codes: 225010, 225011, 225020, 225021,         10.00
                                225030, 225031, 225050, 225110, and 225150

Annual Step-up                               Other Plan Codes                      20.00
Greater of Annual Step-Up and      Plan Codes: 225010, 225011, 225020,             25.00
5% Rollup                       225021,225030, 225031, 225050, 225110, and
                                                  225150

Greater of Annual Step-Up and                Other Plan Codes                      35.00
5% Rollup
Earnings     Preservation                      All Products                        25.00
Benefit

Enhanced Death Benefit                 All Products, Issue Age 0-69                65.00*

Enhanced Death Benefit                All Products, Issue Age 70-75                85.00*

* If the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form ML-560-4), there will be a 5 bps reduction in the fee

B. INCOME PROGRAM

                                                                            REINSURANCE PREMIUM
     INCOME PROGRAM                          PRODUCTS COVERED                  (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
GMIB                              All Products sold prior to May 1, 2003           35

GMIB & GMIB II                 Plan codes 225080, 225090, 2250A0, 2250A1,          45
                                 2250B0, 2250B1, 2250C0, 2250C1, 2250D0,
                                 2250D1, 2250E0, 2250E1, 2250L0, 2250L1,
                                 225180, and 2251B0 sold after April 30,
                               2003 and before May 1, 2005 if GMDB program
                                is Annual Step or Max of Annual Step and
                                                 Rollup

GMIB & GMIB II                 All other Products sold after April 30,             50
                               2003 and before May 1, 2005 and for All
                                  Products sold after April 30,2005

GMIB Plus                      All Products sold after April 30, 2005 and          75
                                        before February 26, 2007.

GMIB Plus                              All Products sold on or after               80
                                           February 26, 2007.

C. WITHDRAWAL PROGRAM

                                                                            REINSURANCE PREMIUM
     WITHDRAWAL PROGRAM                      PRODUCTS COVERED                  (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
Guaranteed Withdrawal Benefit           All Products sold before                   50.00
                                              July 16, 2007

Guaranteed Withdrawal Benefit      All Products sold on or after July              55.00
                                                16, 2007

  Lifetime GWB - Single Life                  All Products                         50.00
           Version

  Lifetime GWB - Joint Life                   All Products                         70.00
           Version

 Lifetime GWB (2008 Version)                  All Products                         65.00
    - Single Life Version

      Lifetime GWB (2008                      All Products                         85.00
    Version) - Joint Life
           Version

D. ACCUMULATION PROGRAM

                                                                            REINSURANCE PREMIUM
   ACCUMULATION PROGRAM                      PRODUCTS COVERED                  (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
   Guaranteed Accumulation                    All Products                         75.00
           Benefit

                            AMENDMENT NO. 8 TO
                      AUTOMATIC REINSURANCE AGREEMENT
                     EFFECTIVE AS OF DECEMBER 1, 2004
                                (Agreement)

                                  between

                    METROPOLITAN LIFE INSURANCE COMPANY
                                 (Cedent)

                                    and

                     EXETER REASSURANCE COMPANY, LTD.
                                (Reinsurer)

The Agreement is hereby amended, as of July 1, 2008, as follows:

     Article XV of the Agreement, as amended, is hereby replaced in its entirety with the attached Article XV, Contract and Program Changes.


This Amendment No. 8 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 8 to be signed in duplicate counterparts as of the date first above written.


METROPOLITAN LIFE INSURANCE COMPANY


By:      [Illegible Signature]
         ------------------------------

Title:   AVP & Actuary
         ------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      [Illegible Signature]
         ------------------------------

Title:   President
         ------------------------------

                                ARTICLE XV

                       CONTRACT AND PROGRAM CHANGES

A. The Cedent shall give the Reinsurer thirty (30) days prior written notice, unless otherwise agreed to by the Cedent and the Reinsurer, of any changes to the Reinsured Contracts relating to a Cedent's annuity product design and/or death benefit design, fees and charges, distribution systems and/or methods or addition of any riders to any Reinsured Contract forms.

B. The Cedent shall give the Reinsurer thirty (30) days written notice, unless otherwise agreed to by the Cedent and the Reinsurer, of any changes to reinsurance premium and Net Amount at Risk, including changes for additional riders and changes to existing riders. Unless the Reinsurer objects in writing within thirty (30) days after such written notice is received by the Reinsurer, the additional riders, changes to premium and/or changes to Net Amount at Risk will be considered reinsured under the Agreement and included in Schedule A, Plans of Reinsurance, Exhibit II, Reinsurance Premiums, and Article IV, Net Amount at Risk, respectively. Reinsurance for additional riders, changes to the reinsurance premium and Net Amount at Risk, including changes for additional riders and changes to existing riders shall be effective as of the date specified in the notice from the Cedent.

C. The Cedent shall provide to the Reinsurer a copy of each general communication that the Cedent sends to contract holders in any state.

D. The Cedent shall simultaneously provide to the Reinsurer and any subsequent retrocessionaires, a copy of any notice of any proposed change in the investment options supporting Reinsured Contracts, and/or any other accepted changes to the Reinsured Contracts related to a Cedent's annuity product design and/or death benefit design, fees, charges, distributions systems and/or methods or additions of any riders to any Reinsured Contract forms.

                            AMENDMENT NO. 9 TO
                      AUTOMATIC REINSURANCE AGREEMENT
                     EFFECTIVE AS OF DECEMBER 1, 2004
                                (Agreement)

                                  between

                    METROPOLITAN LIFE INSURANCE COMPANY
                                 (Cedent)

                                    and

                     EXETER REASSURANCE COMPANY, LTD.
                                (Reinsurer)

The Agreement is hereby amended, as of July 14, 2008, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 9 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 9 to be signed in duplicate counterparts as of the date first above written.


METROPOLITAN LIFE INSURANCE COMPANY


By:      [Illegible Signature]
         ------------------------------

Title:   AVP & Actuary
         ------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      [Illegible Signature]
         ------------------------------

Title:   President
         ------------------------------

                                SCHEDULE A

                           PLANS OF REINSURANCE

A. Reinsurer's Percentage:

     100% of the business described herein.

B. Effective Date:

     December 1, 2004

C. Reinsured Contracts:

     METROPOLITAN LIFE INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     Preference Plus Select Variable Annuity - All Share Classes

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------
     Fifth Year Step-up: Form ML-535 (07/01)
     Annual Step-Up: Form ML-550 (07/01)
     Greater of Annual Step-Up and 5% Rollup: Form ML-540(07/01)
     Enhanced Death Benefit - Form ML-640-1 (4/08)
     Additional Death Benefit - Earnings Preservation Benefit (EPB):
     ML-570 (07/01)

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------
     Guaranteed Minimum Income Benefit Form ML-560 (07/01) Guaranteed Minimum Income Benefit II Form ML-560-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form ML-560-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form ML-560-4 (4/08) Guaranteed Minimum Income Benefit Plus: Form ML-560-5-NY (7/08)

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------
     Guaranteed Withdrawal Benefit: Form ML-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form ML-690-2 (11/05)
     Lifetime Guaranteed Withdrawal Benefit: Form ML-690-3 (6/06)
     Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form ML-690-4 (4/08) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form ML-690-4 (7/08)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------
     Guaranteed Minimum Accumulation Benefit: Form ML-670-1 (11/05)

                                EXHIBIT II

                           REINSURANCE PREMIUMS

A. GMDB PROGRAM

                                                                            REINSURANCE PREMIUM
     GMDB PROGRAM                            PRODUCTS COVERED                 (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
Fifth Year Step-up                            All Products                         10.00

Annual Step-up                 Plan Codes: 225010, 225011, 225020, 225021,         10.00
                               225030, 225031, 225050, 225110, and 225150

Annual Step-up                              Other Plan Codes                       20.00

Greater of Annual Step-Up and  Plan Codes: 225010, 225011, 225020, 225021,         25.00
5% Rollup                      225030, 225031, 225050, 225110, and 225150

Greater of Annual Step-Up and               Other Plan Codes                       35.00
5% Rollup

Enhanced Death Benefit                All Products, Issue Age 0-69                 65.00*

Enhanced Death Benefit                All Products, Issue Age 70-75                85.00*

Earnings Preservation                         All Products                         25.00
Benefit

* If the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form ML-560-4), there will be a 5 bps reduction in the fee

B.  INCOME PROGRAM

                                                                            REINSURANCE PREMIUM
     INCOME PROGRAM                           PRODUCTS COVERED                 (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
GMIB                             All Products sold prior to May 1, 2003             35

GMIB & GMIB II                 Plan codes 225080, 225090, 2250A0, 2250A1,           45
                                 2250B0, 2250B1, 2250C0, 2250C1, 2250D0,
                                 2250D1, 2250E0, 2250E1, 2250L0, 2250L1,
                                 225180, and 2251B0 sold after April 30,
                               2003 and before May 1, 2005 if GMDB program
                                is Annual Step or Max of Annual Step and
                                                 Rollup

GMIB & GMIB II                 All other Products sold after April 30,              50
                               2003 and before May 1, 2005 and for All
                                  Products sold after April 30, 2005


GMIB Plus: Forms               All Products sold after April 30, 2005 and           75
ML-560-2 and ML-560-4                   before February 26, 2007.

GMIB Plus: Forms                     All Products sold on or after                  80
ML-560-2 and ML-560-4                     February 26, 2007.

GMIB Plus: Form                               All Products                          75
ML-560-5

C. WITHDRAWAL PROGRAM

                                                                            REINSURANCE PREMIUM
     WITHDRAWAL PROGRAM                    PRODUCTS COVERED                    (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
Guaranteed Withdrawal Benefit           All Products sold before                     50.00
                                             July 16, 2007

Guaranteed Withdrawal Benefit        All Products sold on or after                   55.00
                                             July 16, 2007

  Lifetime GWB - Single Life                  All Products                           50.00
           Version

  Lifetime GWB - Joint Life                   All Products                           70.00
           Version

 Lifetime GWB (2008 Version)                  All Products                           65.00
    - Single Life Version

      Lifetime GWB (2008                      All Products                           85.00
    Version) - Joint Life
           Version

D. ACCUMULATION PROGRAM

                                                                            REINSURANCE PREMIUM
    ACCUMULATION PROGRAM                    PRODUCTS COVERED                  (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
Guaranteed Accumulation                       All Products                          75.00
Benefit

A Division of Metropolitan Life Insurance Company           [LOGO OF METLIFE(R)]
501 Boylston Street
Boston, MA 02116

October 10, 2008

Roberto Baron
President
Exeter Reassurance Company, Ltd.
2701 Queens Plaza North
Long Island City, NY 11101


Dear Roberto:

Please be advised of changes to the Automatic Reinsurance Agreement effective as of December 1, 2004 (the "Agreement") between Metropolitan Life Insurance Company and Exeter Reassurance Company, Ltd. Effective November 10, 2008, coverage for the Preference Premier product will be included in Schedule A, Plans of Reinsurance. There is no distinct premium charge for Preference Premier, so Exhibit II, Reinsurance Premiums, continues unchanged. This letter will serve as notice of these changes and will amend the Agreement effective November 10, 2008 as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

Please sign below to acknowledge your understanding and acceptance of this change on behalf of Exeter Reassurance Company, Ltd.

If you have any questions or concerns, please contact Casey Charette at 212-578-3103 or Ccharette@MetLife.com.

Thank you for your assistance.

Sincerely,


/s/ Christopher A. Kremer
------------------------------------
Christopher A. Kremer
Vice President
Metropolitan Life Insurance Company

ACKNOWLEDGED AND AGREED TO BY EXETER REASSURANCE COMPANY, LTD.


Signature: /s/ Roberto Baron
           -------------------------
Name:      Roberto Baron
Title:     Vice President

                                SCHEDULE A

                           PLANS OF REINSURANCE

A. Reinsurer's Percentage:

     100% of the business described herein.

B. Effective Date:

     December 1, 2004

C. Reinsured Contracts:

     METROPOLITAN LIFE INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     Preference Plus Select Variable Annuity - All Share Classes
     Preference Premier - All Share Classes


     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------
     Fifth Year Step-up: Form ML-535 (07/01)
     Annual Step-Up: Form ML-550 (07/01)
     Greater of Annual Step-Up and 5% Roilup: Form ML-540(07/01)
      Enhanced Death Benefit - Form ML-640-1 (4/08)
     Additional Death Benefit - Earnings Preservation Benefit (EPB): ML-570 (07/01)

     Guaranteed Minimum Income Benefits Ceded:
     ------------------------------------------
     Guaranteed Minimum Income Benefit Form ML-560 (07/01) Guaranteed Minimum Income Benefit II Form ML-560-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form ML-560-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form ML-560-4 (4/08) Guaranteed Minimum Income Benefit Plus: Form ML-560-5-NY (7/08)

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------
     Guaranteed Withdrawal Benefit: Form ML-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form ML-690-2 (11/05)
     Lifetime Guaranteed Withdrawal Benefit: Form ML-690-3 (6/06)
     Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form ML-690-4 (4/08) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form ML-690-4 (7/08)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------
     Guaranteed Minimum Accumulation Benefit: Form ML-670-1 (11/05)

                            AMENDMENT NO. 11 TO
                      AUTOMATIC REINSURANCE AGREEMENT
                     EFFECTIVE AS OF DECEMBER 1, 2004
                                (Agreement)

                                  between

                    METROPOLITAN LIFE INSURANCE COMPANY
                                 (Cedent)

                                    and

                     EXETER REASSURANCE COMPANY, LTD.
                                (Reinsurer)

The Agreement is hereby amended, as of February 20, 2009, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 11 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 11 to be signed in duplicate counterparts as of the date first above written.

METROPOLITAN LIFE INSURANCE COMPANY


By:      [Illegible Signature]
         -----------------------------

Title:   AVP & Actuary
         -----------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      [Illegible Signature]
         -----------------------------

Title:   President
         -----------------------------

                                EXHIBIT II

                           REINSURANCE PREMIUMS

A. GMDB PROGRAM

                                                                            REINSURANCE PREMIUM
    GMDB PROGRAM                            PRODUCTS COVERED                  (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
Fifth Year Step-up                            All Products                         10.00

Annual Step-up                 Plan Codes: 225010, 225011, 225020, 225021,         10.00
                               225030, 225031, 225050, 225110, and 225150

Annual Step-up                              Other Plan Codes                       20.00

Greater of Annual Step-Up and  Plan Codes: 225010, 225011, 225020, 225021,         25.00
5% Rollup                      225030, 225031, 225050, 225110, and 225150

Greater of Annual Step-Up and               Other Plan Codes                       35.00
5% Rollup

Enhanced Death Benefit                All Products, Issue Age 0-69                 65.00*

Enhanced Death Benefit           All Products sold on or before February           85.00*
                                        20, 2009, Issue Age 70-75

Enhanced Death Benefit            All Products sold after February 20,             90.00*
                                         2009, Issue Age 70-75

Earnings Preservation                         All Products                         25.00
Benefit

* If the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form ML-560-4), there will be a 5 bps reduction in the fee

B. INCOME PROGRAM

                                                                            REINSURANCE PREMIUM
      INCOME PROGRAM                        PRODUCTS COVERED                   (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
GMIB                              All Products sold prior to May 1, 2003              35

GMIB & GMIB II                 Plan codes 225080, 225090, 2250A0, 2250A1,             45
                                 2250B0, 2250B1, 2250C0, 2250C1, 2250D0,
                                  2250D1,2250E0,2250E1, 2250L0, 2250L1,
                                 225180, and 2251B0 sold after April 30,
                               2003 and before May 1, 2005 if GMDB program
                                is Annual Step or Max of Annual Step and
                                                 Rollup

GMIB & GMIB II                   All other Products sold after April 30,              50
                                 2003 and before May 1, 2005 and for All
                                    Products sold after April 30,2005

GMIB Plus: Forms               All Products sold after April 30, 2005 and             75
ML-560-2 and ML-560-4                   before February 26, 2007.


GMIB Plus: Forms                All Products sold on or after February 26,            80
ML-560-2 and ML-560-4            2007 and on or before February 20, 2009.

GMIB Plus: Forms                All Products sold after February 20, 2009.           100
ML-560-2 and ML-560-4

GMIB Plus: Form                       All Products sold on or before                  75
ML-560-5                                    February 20, 2009

GMIB Plus: Form                 All Products sold after February 20, 2009             95
ML-560-5

C. WITHDRAWAL PROGRAM

                                                                            REINSURANCE PREMIUM
     WITHDRAWAL PROGRAM                      PRODUCTS COVERED                  (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
Guaranteed Withdrawal Benefit     All Products sold before July 16, 2007              50.00


Guaranteed Withdrawal Benefit  All Products sold on or after July 16, 2007            55.00

  Lifetime GWB - Single Life                    All Products                          50.00
           Version

  Lifetime GWB - Joint Life                     All Products                          70.00
           Version

 Lifetime GWB (2008 Version)          All Products sold on or before                  65.00
    - Single Life Version                    February 20, 2009

      Lifetime GWB (2008         All Products sold on or before February              85.00
    Version) - Joint Life                         20, 2009
           Version

 Lifetime GWB (2008 Version)         All Products sold after February                125.00
    - Single Life Version                         20, 2009

      Lifetime GWB (2008        All Products sold after February 20, 2009            150.00
    Version) - Joint Life
           Version

D. ACCUMULATION PROGRAM

                                                                            REINSURANCE PREMIUM
   ACCUMULATION PROGRAM                    PRODUCTS COVERED                    (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
Guaranteed Accumulation Benefit              All Products                           75.00

                            AMENDMENT NO. 12 TO
                      AUTOMATIC REINSURANCE AGREEMENT
                     EFFECTIVE AS OF DECEMBER 1, 2004
                                (Agreement)

                                  between

                    METROPOLITAN LIFE INSURANCE COMPANY
                                 (Cedent)

                                    and

                     EXETER REASSURANCE COMPANY, LTD.
                                (Reinsurer)

The Agreement is hereby amended, as of May 4, 2009, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 12 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 12 to be signed in duplicate counterparts as of the date first above written.

METROPOLITAN LIFE INSURANCE COMPANY


By:      [Illegible Signature]
         ----------------------------

Title:   AVP & Actuary
         ----------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      [Illegible Signature]
         ----------------------------

Title:   President
         ----------------------------

                                EXHIBIT II

                           REINSURANCE PREMIUMS

A. GMDB PROGRAM

                                                                            REINSURANCE PREMIUM
       GMDB PROGRAM                         PRODUCTS COVERED                   (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
Fifth Year Step-up                            All Products                           10.00

Annual Step-up                 Plan Codes: 225010, 225011, 225020, 225021,           10.00
                                225030, 225031, 225050, 225110, and 225150

Annual Step-up                               Other Plan Codes                        20.00

Greater of Annual Step-Up and  Plan Codes: 225010, 225011, 225020, 225021,           25.00
5% Rollup                      225030, 225031, 225050, 225110, and 225150

Greater of Annual Step-Up and                Other Plan Codes                        35.00
5% Rollup

Enhanced Death Benefit         All Products sold before May 4, 2009, Issue           65.00*
                                                Age 0-69

Enhanced Death Benefit             All Products sold on or after May 4,              75.00
                                           2009, Issue Age 0-69

Enhanced Death Benefit         All Products sold on or before February 20,           85.00*
                                          2009, Issue Age 70-75

Enhanced Death Benefit          All Products sold after February 20, 2009            90.00*
                                 and before May 4, 2009, Issue Age 70-75

Enhanced Death Benefit            All Products sold on or after May 4,               95.00
                                          2009, Issue Age 70-75

Earnings Preservation                       All Products                             25.00
Benefit

* Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form ML-560-4), there will be a 5 bps reduction in the fee

B. INCOME PROGRAM

                                                                            REINSURANCE PREMIUM
      INCOME PROGRAM                        PRODUCTS COVERED                   (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
GMIB                              All Products sold prior to May 1, 2003              35

GMIB & GMIB II                  Plan codes 225080, 225090, 2250A0, 2250A1,            45
                                 2250B0, 2250B1, 2250C0, 2250C1, 2250D0,
                                 2250D1, 2250E0, 2250E1, 2250L0, 2250L1,
                                 225180, and 2251B0 sold after April 30,
                               2003 and before May 1, 2005 if GMDB program
                                is Annual Step or Max of Annual Step and
                                                 Rollup


GMIB & GMIB II                  All other Products sold after April 30,               50
                                2003 and before May 1, 2005 and for All
                                   Products sold after April 30, 2005

GMIB Plus: Forms               All Products sold after April 30, 2005 and             75
ML-560-2 and ML-560-4                   before February 26, 2007.

GMIB Plus: Forms               All Products sold on or after February 26,             80
ML-560-2 and ML-560-4           2007 and on or before February 20, 2009.

GMIB Plus: Forms                All Products sold after February 20, 2009.           100
ML-560-2 and ML-560-4

GMIB Plus: Form                All Products sold on or before February 20,            75
ML-560-5                                          2009

GMIB Plus: Form                 All Products sold after February 20, 2009             95
ML-560-5

C. WITHDRAWAL PROGRAM

                                                                            REINSURANCE PREMIUM
     WITHDRAWAL PROGRAM                     PRODUCTS COVERED                   (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
Guaranteed Withdrawal Benefit     All Products sold before July 16, 2007              50.00


Guaranteed Withdrawal Benefit  All Products sold on or after July 16, 2007            55.00

 Lifetime GWB - Single Life                    All Products                           50.00
         Version

  Lifetime GWB - Joint Life                    All Products                           70.00
         Version

 Lifetime GWB (2008 Version)     All Products sold on or before February              65.00
    - Single Life Version                       20, 2009

    Lifetime GWB (2008         All Products sold on or before February 20,            85.00
  Version) - Joint Life                         2009
         Version

 Lifetime GWB (2008 Version)    All Products sold after February 20, 2009            125.00
    - Single Life Version

     Lifetime GWB (2008         All Products sold after February 20, 2009            150.00
   Version) - Joint Life
          Version

D. ACCUMULATION PROGRAM

                                                                            REINSURANCE PREMIUM
    ACCUMULATION PROGRAM                  PRODUCTS COVERED                     (BASIS POINTS)
-----------------------------  -------------------------------------------  -------------------
Guaranteed Accumulation                      All Products                             75.00
Benefit

                               AMENDMENT NO. 13 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                       METROPOLITAN LIFE INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of JULY 10, 2009, as follows;

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

This Amendment No. 13 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 13 to be signed in duplicate counterparts as of the date first above written.

METROPOLITAN LIFE INSURANCE COMPANY


By:      [Illegible Signature]
         ------------------------------
Title:   AVP & Actuary
         ------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      [Illegible Signature]
         ------------------------------
Title:   President
         ------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1, 2004

C.   Reinsured Contracts:

          METROPOLITAN LIFE INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          Preference Plus Select Variable Annuity - All Share Classes Preference Premier - All Share Classes

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------
          Fifth Year Step-up: Form ML-535 (07/01)
          Annual Step-Up: Form ML-550 (07/01)
          Greater of Annual Step-Up and 5% Rollup: Form ML-540(07/01)
          Enhanced Death Benefit - Form ML-640-1 (4/08)
          Additional Death Benefit - Earnings Preservation Benefit (EPB): ML-570 (07/01)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------
          Guaranteed Minimum Income Benefit Form ML-560 (07/01) Guaranteed Minimum Income Benefit II Form ML-560-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form ML-560-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form ML-560-4 (4/08) Guaranteed Minimum Income Benefit Plus: Form ML-560-5-NY (7/08)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------
          Guaranteed Withdrawal Benefit: Form ML-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form ML-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form ML-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form ML-690-4 (4/08) or ML-690-4 (7/08) or ML-690-5 (7/09) or ML-690-6-NY (7/09)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------
          Guaranteed Minimum Accumulation Benefit: Form ML-670-1 (11/05)

                               AMENDMENT NO. 14 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                       METROPOLITAN LIFE INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of JULY 19, 2010, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 14 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 14 to be signed in duplicate counterparts as of the date first above written.

METROPOLITAN LIFE INSURANCE COMPANY


By:      [Illegible Signature]
         ------------------------------
Title:   Vice President and Sr. Actuary
         ------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      [Illegible Signature]
         ------------------------------
Title:   AVP & Actuary
         ------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1,2004

C.   Reinsured Contracts:

          METROPOLITAN LIFE INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          Preference Plus Select Variable Annuity - All Share Classes Preference Premier-All Share Classes

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------
          Fifth Year Step-up: Form ML-535 (07/01)
          Annual Step-Up: Form ML-550 (07/01)
          Greater of Annual Step-Up and 5% Rollup: Form ML-540(07/01)
          Enhanced Death Benefit: Form ML-640-1 (4/08)
          Enhanced Death Benefit II: Endorsement ML-RMD (7/10)-E
          Additional Death Benefit - Earnings Preservation Benefit (EPB): ML-570 (07/01)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------
          Guaranteed Minimum Income Benefit: Form ML-560 (07/01)
          Guaranteed Minimum Income Benefit II: Form ML-560-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form ML-560-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form ML-560-4 (4/08) Guaranteed Minimum Income Benefit Plus: Form ML-560-5-NY (7/08) Guaranteed Minimum Income Benefit Plus III: ML-560-8-NY (7/10) or Endorsement ML-RMD (7/10)-E

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------
          Guaranteed Withdrawal Benefit: Form ML-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form ML-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form ML-690-3 (6/06)

          Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form ML-690-4 (4/08) or ML-690-4 (7/08) or ML-690-5 (7/09) or ML-690-6-NY (7/09)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------
          Guaranteed Minimum Accumulation Benefit: Form ML-670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM


                                                                                 REINSURANCE PREMIUM
       GMDB PROGRAM                             PRODUCTS COVERED                    (BASIS POINTS)
--------------------------------   -------------------------------------------   -------------------
Fifth Year Step-up                                 All Products                        10.00

Annual Step-up                          Plan Codes: 225010, 225011, 225020,            10.00
                                     225021, 225030, 225031, 225050, 225110,
                                                    and 225150

Annual Step-up                                   Other Plan Codes                      20.00

Greater of Annual Step-Up and 5%       Plan Codes: 225010, 225011, 225020,             25.00
Rollup                               225021, 225030, 225031, 225050, 225110,
                                                    and 225150

Greater of Annual Step-Up and 5%                 Other Plan Codes                      35.00
Rollup

Enhanced Death Benefit                All Products sold before May 4, 2009,            65.00*
                                                  Issue Age 0-69

Enhanced Death Benefit                 All Products sold on or after May 4,            75.00
                                               2009, Issue Age 0-69

Enhanced Death Benefit             All Products sold on or before February 20,         85.00*
                                              2009, Issue Age 70-75

Enhanced Death Benefit              All Products sold after February 20, 2009          90.00*
                                     and before May 4, 2009, Issue Age 70-75

Enhanced Death Benefit                 All Products sold on or after May 4,            95.00
                                              2009, Issue Age 70-75

Enhanced Death Benefit II                 All products, Issue Ages 0-69                65.00

Enhanced Death Benefit II                 All products, Issue Ages 70-75              115.00

Earnings Preservation                             All Products                         25.00
Benefit

* Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form ML-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM


                                                                                 REINSURANCE PREMIUM
        INCOME PROGRAM                          PRODUCTS COVERED                    (BASIS POINTS)
--------------------------------   -------------------------------------------   -------------------
GMIB                                  All Products sold prior to May 1, 2003              35

GMIB & GMIB II                          Plan codes 225080, 225090, 2250A0,                45
                                            2250A1, 2250B0, 2250B1,
                                   2250C0, 2250C1, 2250D0, 2250D1, 2250E0,
                                               2250E1, 2250L0,
                                   2250L1, 225180, and 2251B0 sold after
                                              April 30, 2003 and
                                     before May 1, 2005 if GMDB program is
                                             Annual Step or Max of
                                             Annual Step and Rollup

GMIB & GMIB II                          All other Products sold after                     50
                                          April 30, 2003 and before
                                    May 1, 2005 and for All Products sold after
                                               April 30,2005

GMIB Plus: Forms                      All Products sold after April 30, 2005              75
ML-560-2 and ML-560-4                     and before February 26, 2007.

GMIB Plus: Forms                   All Products sold on or after February 26,             80
ML-560-2 and ML-560-4                2007 and on or before February 20, 2009.

GMIB Plus: Form                       All Products sold on or before                      75
ML-560-5                                     February 20, 2009

GMIB Plus: Forms                   All Products sold after February 20, 2009             100
ML-560-2, ML-560-4 and
ML-RMD(7/10)-E

GMIB Plus: Form                     All Products sold after February 20, 2009             95
ML-560-5 and ML-560-8-NY

C.   WITHDRAWAL PROGRAM

                                                                                 REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                          PRODUCTS COVERED                 (BASIS POINTS)
--------------------------------   -------------------------------------------   -------------------
Guaranteed Withdrawal Benefit                  All Products sold before                50.00
                                                     July 16, 2007

Guaranteed Withdrawal Benefit      All Products sold on or after July 16, 2007         55.00

Lifetime GWB - Single Life                        All Products                         50.00
Version

Lifetime GWB - Joint Life Version                    All Products                      70.00

Lifetime GWB (2008 Version)               All Products sold on or before               65.00
- Single Life Version                         February 20, 2009

Lifetime GWB (2008                         All Products sold on or before              85.00
Version) - Joint Life                            February 20, 2009
Version

Lifetime GWB (2008 Version)          All Products sold after February 20, 2009        125.00
- Single Life Version

Lifetime GWB (2008                   All Products sold after February 20, 2009        150.00
Version) -JointLife Version

D.   ACCUMULATION PROGRAM

                                                                                REINSURANCE PREMIUM
     ACCUMULATION PROGRAM                      PRODUCTS COVERED                   (BASIS POINTS)
--------------------------------   -------------------------------------------   -------------------
 Guaranteed Accumulation Benefit                 All Products                          75.00

                               AMENDMENT NO. 15 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                       METROPOLITAN LIFE INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of DECEMBER 31, 2010, as follows:

1. The parties agree, subject to and conditioned on the regulatory approval of the reinsurance agreement with an effective date of January 1, 2011 between Metropolitan Life Insurance Company and MetLife Insurance Company of Connecticut, to terminate reinsurance coverage on annuity contracts issued on or after January 1, 2011.

This Amendment No. 15 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 15 to be signed in duplicate counterparts as of the date first above written.

METROPOLITAN LIFE INSURANCE COMPANY


By:      /s/ Roberto Baron
         ----------------------------------
Name:    Roberto Baron
         ----------------------------------
Title:   Vice President and Senior Actuary
         ----------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ Christopher Kremer
         ----------------------------------
Name:    Christopher Kremer
         ----------------------------------
Title:   Assistant Vice President and Actuary
         ----------------------------------

                         ACKNOWLEDGEMENT OF THE PARTIES

                                  In respect of

                                AMENDMENT NO. 15
                                (the "Amendment")

                                     to the

                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                (the "Agreement")

                                     between

                       METROPOLITAN LIFE INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

WHEREAS, the parties executed the Amendment as of December 31, 2010;

WHEREAS, the Amendment provided that "The parties agree, subject to and conditioned on the regulatory approval of the reinsurance agreement with an effective date of January 1, 2011 between Metropolitan Life Insurance Company and MetLife Insurance Company of Connecticut, to terminate reinsurance coverage on annuity contracts issued on or after January 1, 2011";

WHEREAS, the parties acknowledge that the required regulatory approval of the reinsurance agreement between Metropolitan Life Insurance Company and MetLife Insurance Company of Connecticut was not obtained;

NOW, THEREFORE, the parties mutually acknowledge that the required condition precedent to the effectiveness the Amendment did not occur, and further mutually acknowledge that the Amendment is of no force and no effect.

This Acknowledgement does not alter, amend or modify the Agreement and the terms and conditions of the Agreement, as amended, continue in effect without change.

                                      * * *

In Witness whereof, the parties have caused this Acknowledgement to be signed in duplicate counterparts as of February 16, 2011.

METROPOLITAN LIFE INSURANCE COMPANY


By:      /s/ Roberto Baron
         -------------------------------------
Name:    Roberto Baron
         -------------------------------------
Title:   Vice President and Senior Actuary
         -------------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:      /s/ Christopher Kremer
         -------------------------------------
Name:    Christopher Kremer
         -------------------------------------
Title:   Assistant Vice President and Actuary
         -------------------------------------

                               AMENDMENT NO. 16 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                       METROPOLITAN LIFE INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of APRIL 29, 2011, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 16 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 16 to be signed in duplicate counterparts as of the date first above written.

METROPOLITAN LIFE INSURANCE COMPANY


By:      [Illegible Signature]
         -------------------------------------
Title:   Vice President and Senior Actuary
         -------------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      [Illegible Signature]
         -------------------------------------
Title:   Assistant Vice President and Actuary
         -------------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1, 2004

C.   Reinsured Contracts:

          METROPOLITAN LIFE INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          Preference Plus Select Variable Annuity - All Share Classes Preference Premier - All Share Classes

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------
          Fifth Year Step-up: Form ML-535 (07/01)
          Annual Step-Up: Form ML-550 (07/01)
          Greater of Annual Step-Up and 5% Rollup: Form ML-540(07/01)
          Enhanced Death Benefit: Form ML-640-1 (4/08)
          Enhanced Death Benefit II: Endorsement ML-RMD (7/10)-E
          Enhanced Death Benefit Max: Form ML-640-1 (4/08)
          Additional Death Benefit - Earnings Preservation Benefit (EPB): ML-570 (07/01)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------
          Guaranteed Minimum Income Benefit: Form ML-560 (07/01) Guaranteed Minimum Income Benefit II: Form ML-560-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form ML-560-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form ML-560-4 (4/08) Guaranteed Minimum Income Benefit Plus: Form ML-560-5-NY (7/08)

          Guaranteed Minimum Income Benefit Plus III: ML-560-8-NY (7/10) or Endorsement ML-RMD(7/10)-E

          Guaranteed Minimum Income Benefit Max: Form ML-560-4 (4/08)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------
          Guaranteed Withdrawal Benefit: Form ML-690-1 (7/04)
          Guaranteed Withdrawal Benefit:Form ML-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form ML-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form ML-690-4 (4/08) or ML-690-4 (7/08) or ML-690-5 (7/09) or ML-690-6-NY (7/09)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------
          Guaranteed Minimum Accumulation Benefit: Form ML-670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM


                                                                                 REINSURANCE PREMIUM
        GMDB PROGRAM                             PRODUCTS COVERED                   (BASIS POINTS)
--------------------------------   -------------------------------------------   -------------------
Fifth Year Step-up                                  All Products                       10.00

Annual Step-up                          Plan Codes: 225010, 225011, 225020,            10.00
                                      225021, 225030, 225031, 225050, 225110,
                                                     and 225150

Annual Step-up                                    Other Plan Codes                     20.00

Greater of Annual  Step-Up and 5%       Plan Codes: 225010, 225011, 225020,            25.00
Rollup                                225021, 225030, 225031, 225050, 225110,
                                                     and 225150

Greater of Annual  Step-Up and 5%                 Other Plan Codes                     35.00
Rollup

Enhanced Death Benefit                 All Products sold before May 4, 2009,          65.00*
                                                   Issue Age 0-69

Enhanced Death Benefit                  All Products sold on or after May 4,           75.00
                                                2009, Issue Age 0-69

Enhanced Death Benefit              All Products sold on or before February 20,       85.00*
                                               2009, Issue Age 70-75

Enhanced Death Benefit               All Products sold after February 20, 2009        90.00*
                                      and before May 4, 2009, Issue Age 70-75

Enhanced Death Benefit                  All Products sold on or after May 4,           95.00
                                               2009, Issue Age 70-75

Enhanced Death Benefit II                  All products, Issue Ages 0-69               65.00

Enhanced Death Benefit II                  All products, Issue Ages 70-75             115.00

Earnings Preservation                               All Products                       25.00
Benefit

* Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form ML-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM


                                                                                 REINSURANCE PREMIUM
       INCOME PROGRAM                            PRODUCTS COVERED                   (BASIS POINTS)
--------------------------------   -------------------------------------------   -------------------
 GMIB                                  All Products sold prior to May 1, 2003             35

 GMIB & GMIBII                     Plan codes 225080, 225090, 2250A0, 2250A1,             45
                                               2250B0, 2250B1,
                                   2250C0, 2250C1, 2250D0, 2250D1, 2250E0,
                                        2250E1, 2250L0,
                                   2250L1, 225180, and 2251B0 sold after
                                        April 30, 2003 and
                                   before May 1, 2005 if GMDB program is
                                    Annual Step or Max of Annual Step and Rollup

GMIB & GMIB II                     All other Products sold after April 30, 2003           50
                                        and before May 1, 2005 and for
                                     All Products sold after April 30,2005

GMIB Plus: Forms                    All Products sold after April 30, 2005                75
ML-560-2 and ML-560-4                     and before February 26, 2007.

GMIB Plus: Forms                   All Products sold on or after February                 80
ML-560-2 and ML-560-4                         26, 2007 and on
                                        or before February 20, 2009.

GMIB Plus: Form                    All Products sold on or before                         75
ML-560-5                                     February 20, 2009

GMIB Plus: Forms                   All Products sold after February 20, 2009             100
ML-560-2, ML-560-4 and
ML-RMD(7/10)-E

GMIB Plus: Form                    All Products sold after February 20, 2009              95
ML-560-5 and                                    and before  April 29, 2011
ML-560-8-NY

GMIB Plus: Form                    All products sold on or after April 29, 20111         100
ML-560-5 and
ML-560-8-NY and GMIB
Max

C.   WITHDRAWAL PROGRAM

                                                                                 REINSURANCE PREMIUM
     WITHDRAWAL PROGRAM                           PRODUCTS COVERED                  (BASIS POINTS)
--------------------------------   -------------------------------------------   -------------------
Guaranteed Withdrawal Benefit                 All Products sold before                 50.00
                                                    July 16, 2007

Guaranteed Withdrawal Benefit        All Products sold on or after July 16, 2007       55.00

Lifetime GWB - Single Life                           All Products                      50.00
Version

Lifetime GWB - Joint Life                            All Products                      70.00
Version

Lifetime GWB (2008 Version)               All Products sold on or before               65.00
- Single Life Version                             February 20, 2009

Lifetime GWB (2008                        All Products sold on or before               85.00
Version) - Joint Life                             February 20, 2009
Version

Lifetime GWB (2008 Version)          All Products sold after February 20, 2009        125.00
- Single Life Version

Lifetime GWB (2008                   All Products sold after February 20, 2009        150.00
Version) - Joint Life
Version


D.   ACCUMULATION PROGRAM

                                                                                 REINSURANCE PREMIUM
       ACCUMULATION PROGRAM                    PRODUCTS COVERED                    (BASIS POINTS)
--------------------------------   -------------------------------------------   -------------------
 Guaranteed Accumulation Benefit                  All Products                         75.00

                               AMENDMENT NO. 17 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                       METROPOLITAN LIFE INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of October 10, 2011, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 17 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 17 to be signed in duplicate counterparts as of the date first above written.

METROPOLITAN LIFE INSURANCE COMPANY


By:      /s/ Roberto Baron
         -------------------------------------
Name:    Roberto Baron
         -------------------------------------
Title:   Senior Vice President
         -------------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ Christopher Kremer
         -------------------------------------
Name:    Christopher Kremer
         -------------------------------------
Title:   Vice President and Actuary
         -------------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1,2004

C.   Reinsured Contracts:

          METROPOLITAN LIFE INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          Preference Plus Select Variable Annuity - All Share Classes Preference Premier - All Share Classes

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------
          Fifth Year Step-up: Form ML-535 (07/01)
          Annual Step-Up: Form ML-550 (07/01)
          Greater of Annual Step-Up and 5% Rollup: Form ML-540(07/01)
          Enhanced Death Benefit: Form ML-640-1 (4/08)
          Enhanced Death Benefit II: Form ML-640-1 (4/08) & Endorsement ML-RMD (7/10)-E
          Enhanced Death Benefit III: Form ML-640-1 (4/08) & Endorsement ML-RMD (7/10)-E
          Enhanced Death Benefit Max: Form ML-640-1 (4/08) & Endorsement ML-RMD (7/10)-E
          Enhanced Death Benefit Max II: Form ML-640-1 (4/08) & Endorsement ML-RMD (7/10)-E
          Additional Death Benefit - Earnings Preservation Benefit (EPB): ML-570 (07/01)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------
          Guaranteed Minimum Income Benefit: Form ML-560 (07/01)
          Guaranteed Minimum Income Benefit II: Form ML-560-1 (03/03) Guaranteed Minimum Income Benefit Plus: Form ML-560-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form ML-560-4 (4/08) Guaranteed Minimum Income Benefit Plus: Form ML-560-5-NY (7/08) Guaranteed Minimum Income Benefit Plus III: ML-560-4 (4/08) or ML-560-8-NY (11/10) or ML-560-6 (11/10) & Endorsement ML-RMD (7/10)-E
          / Endorsement ML-RMD-NY (7/10)-E

          Guaranteed Minimum Income Benefit Plus IV: Form ML-560-4 (4/08), ML-560-10-NY (9/11), ML-560-7 (9/11) & Endorsement ML-RMD (7/10)-E /
          Endorsement ML-RMD-NY (7/10)-E
          Guaranteed Minimum Income Benefit Max: Form ML-560-4 (4/08) or ML-560-9-NY (9/10) & Endorsement ML-RMD (7/10)-E / Endorsement ML-RMD-NY (7/10)-E
          Guaranteed Minimum Income Benefit Max II: Form ML-560-4 (4/08), ML-560-11-NY (9/11),
          ML-560-8 (9/11) or Endorsement ML-RMD (7/10)-E / Endorsement ML-RMD-NY (7/10)-E

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------
          Guaranteed Withdrawal Benefit: Form ML-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form ML-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form ML-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form ML-690-4 (4/08) or ML-690-4 (7/08) or ML-690-5 (7/09) or ML-690-6-NY (7/09)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------
          Guaranteed Minimum Accumulation Benefit: Form ML-670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM


                                                                                 REINSURANCE PREMIUM
       GMDB PROGRAM                              PRODUCTS COVERED                   (BASIS POINTS)
--------------------------------   -------------------------------------------   -------------------
Fifth Year Step-up                                 All Products                        10.00

Annual Step-up                          Plan Codes: 225010, 225011, 225020,            10.00
                                      225021, 225030, 225031, 225050, 225110,
                                                     and 225150

Annual Step-up                                    Other Plan Codes                     20.00

Greater of Annual  Step-Up and 5%      Plan Codes: 225010, 225011, 225020,             25.00
Rollup                               225021, 225030, 225031, 225050, 225110,
                                                    and 225150

Greater of Annual  Step-Up and 5%                Other Plan Codes                      35.00
Rollup

Enhanced Death Benefit                All Products sold before May 4, 2009,            65.00*
                                                  Issue Age 0-69

Enhanced Death Benefit                 All Products sold on or after May 4,            75.00
                                               2009, Issue Age 0-69

Enhanced Death Benefit             All Products sold on or before February 20,         85.00*
                                              2009, Issue Age 70-75

Enhanced Death Benefit              All Products sold after February 20, 2009          90.00*
                                     and before May 4, 2009, Issue Age 70-75

Enhanced Death Benefit                 All Products sold on or after May 4,            95.00
                                              2009, Issue Age 70-75

Enhanced Death Benefit II                 All products, Issue Ages 0-69                65.00

Enhanced Death Benefit II                 All products, Issue Ages 70-75              115.00

Enhanced Death Benefit Max                All products, Issue Ages 0-69                65.00

Enhanced Death Benefit Max                All products, Issue Ages 70-75              115.00

Enhanced Death Benefit III          All products sold on or after October 10,          65.00
                                              2011, Issue Ages 0-69

Enhanced Death Benefit III          All products sold on or after October 10,         115.00
                                              2011, Issue Ages 70-75

Enhanced Death Benefit Max II       All products sold on or after October 10,          65.00
                                              2011, Issue Ages 0-69

Enhanced Death Benefit Max II       All products sold on or after October 10,         115.00
                                              2011, Issue Ages 70-75

Earnings Preservation                               All Products                       25.00
Benefit

* Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form ML-560-4), there will be a 5 bps reduction in the fee

B. INCOME PROGRAM


                                                                                 REINSURANCE PREMIUM
 INCOME PROGRAM                                  PRODUCTS COVERED                   (BASIS POINTS)
--------------------------------   -------------------------------------------   -------------------
GMIB                                   All Products sold prior to May 1, 2003             35

GMIB & GMIB II                       Plan codes 225080, 225090, 2250A0, 2250A1,           45
                                       2250B0, 2250B1, 2250C0, 2250C1, 2250D0,
                                       2250D1, 2250E0, 2250E1, 2250L0, 2250L1,
                                  225180, and 2251B0 sold after April 30, 2003 and
                                   before May 1, 2005 if GMDB program is Annual
                                        Step or Max of Annual Step and Rollup

GMIB & GMIB II                    All other Products sold after April 30, 2003 and        50
                                 before May 1, 2005 and for All Products sold after
                                                    April 30,2005

GMIB Plus: Forms                  All Products sold after April 30, 2005 and before       75
ML-560-2 and ML-                                 February 26, 2007.
560-4

GMIB Plus: Forms                   All Products sold on or after February 26, 2007        80
ML-560-2 and ML-                         and on or before February 20, 2009.
560-4

GMIB Plus: Form                   All Products sold on or before February 20, 2009        75
ML-560-5

GMIB Plus: Forms                      All Products sold after February 20, 2009           100
ML-560-2, ML-
560-4 and ML-
RMD (7/10)-E

GMIB Plus: Form                     All Products sold after February 20, 2009 and         95
ML-560-5 and ML-                                before April 29, 2011
560-8-NY

GMIB Plus III:                      All products sold on or after April 29, 20111        100
Form ML-560-4 or
Form ML-560-6
(11/10) & ML-RMD
(7/10)-E or
ML-560-9-NY
(11/10) and ML-
RMD-NY(7/10)-E

GMIB Max:                           All products sold on or after April 29, 20111        100
Form ML-560-4 &
ML-RMD (7/10)-E
or
ML-560-9-NY
(9/10) and ML-
RMD-NY(7/10)-E

GMIB Plus IV:                      All products sold on or after October 10, 20111       100
Form ML-560-4
(4/08) or ML-560-


7-(9/11)& ML-
RMD (7/10)-E or
ML-560-10-NY
(9/11)& ML-RMD-
NY(7/10)-E

GMIB Max II:                     All products sold on or after October 10, 20111         100
Form ML-560-4
(4/08) or ML-560-
8-(9/11)& ML-
RMD (7/10)-E or
ML-560-11-NY
(9/11)& ML-RMD-
NY(7/10)-E

C.   WITHDRAWAL PROGRAM

                                                                                 REINSURANCE PREMIUM
       WITHDRAWAL PROGRAM                        PRODUCTS COVERED                 (BASIS POINTS)
--------------------------------   -------------------------------------------   -------------------
  Guaranteed Withdrawal Benefit             All Products sold before July              50.00
                                                       16, 2007

  Guaranteed Withdrawal Benefit     All Products sold on or after July 16, 2007        55.00

    Lifetime GWB - Single Life                       All Products                      50.00
             Version

    Lifetime GWB - Joint Life                        All Products                       70.00
             Version

   Lifetime GWB (2008 Version)     All Products sold on or before February 20, 2009    65.00
      - Single Life Version

        Lifetime GWB (2008         All Products sold on or before February 20, 2009    85.00
      Version) - Joint Life
             Version

   Lifetime GWB (2008 Version)        All Products sold after February 20, 2009       125.00
      - Single Life Version

        Lifetime GWB (2008            All Products sold after February 20, 2009       150.00
      Version) - Joint Life
             Version


D.   ACCUMULATION PROGRAM


                                                                                 REINSURANCE PREMIUM
       ACCUMULATION PROGRAM                   PRODUCTS COVERED                    (BASIS POINTS)
--------------------------------   -------------------------------------------   -------------------
 Guaranteed Accumulation Benefit                All Products                           75.00